Exhibit 99.1
[ONEOK Logo]	News
September 13, 2007	Analyst Contact: Dan Harrison
918-588-7950 Media Contact: Megan Washbourne 918-588-7572

ONEOK Reaffirms Full-year 2007 Earnings Guidance;

Discusses Third-quarter Outlook

TULSA, Okla. - Sept. 13, 2007 - ONEOK, Inc. (NYSE: OKE) today reaffirmed its previous 2007 earnings guidance in the range of $2.50 to $2.70 per diluted share, stating that its full-year 2007 operating income guidance for its three operating segments remains unchanged. The company previously updated its earnings guidance on Aug. 1, 2007.

The company indicated that the third-quarter 2007 financial performance of its distribution and ONEOK Partners segments is consistent with its expectations included in its earnings guidance issued in August. However, the energy services segment is forecasted to be near break-even for the quarter, resulting in ONEOK's anticipated third-quarter earnings being at the low end of the third-quarter guidance range of 9 to 19 cents per diluted share that was provided on March 22, 2007.

"Energy services' performance is being affected by lower average temperatures, resulting in lower natural gas power-generation demand, and by lower natural gas price volatility than in previous third quarters," said John W. Gibson, ONEOK chief executive officer.

"We remain confident that energy services will achieve its 2007 operating income guidance of $205 million due to the margin that will be generated by fourth-quarter hedged sales and the expected withdrawal from storage of natural gas that had been injected at lower than anticipated prices. In addition, we have more natural gas storage capacity under contract, compared with last year, allowing us to sell more winter peaking services," Gibson added.

ONEOK will release its third-quarter 2007 earnings after the market closes on Wednesday, Oct. 31, 2007, and will hold a conference call the following day. Additional information on conference call timing and dial-in instructions will be announced at a later date.

--------------------------------------------------------------------------------------------------------------------

ONEOK, Inc. (NYSE: OKE) is a diversified energy company. We are the general partner and own 45.7 percent of ONEOK Partners, L.P. (NYSE: OKS), one of the largest publicly traded limited partnerships, which is a leader in the gathering, processing, storage and transportation of natural gas in the U.S. and owns one of the nation's premier natural gas liquids (NGL) systems, connecting much of the natural gas and NGL supply in the Mid-Continent with key market centers. ONEOK is among the largest natural gas distributors in the United States, serving more than two million customers in Oklahoma, Kansas and Texas. Our energy services operation focuses primarily on marketing natural gas and related services throughout the U.S. ONEOK is a Fortune 500 company.

For information about ONEOK, Inc., visit the Web site: www.oneok.com.

Some of the statements contained and incorporated in this news release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements relate to our anticipated financial performance, management's plans and objectives for our future operations, our business prospects, the outcome of regulatory and legal proceedings, market conditions and other matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements in certain circumstances. The following discussion is intended to identify important factors that could cause future outcomes to differ materially from those set forth in the forward-looking statements.

Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of our operations and other statements contained or incorporated in this Quarterly Report on Form 10-Q identified by words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "should," "goal," "forecast" and other words and terms of similar meaning.

You should not place undue reliance on forward-looking statements. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Those factors may affect our operations, markets, products, services and prices. In addition to any assumptions and other factors referred to specifically in connection with the forward-looking statements, factors that could cause our actual results to differ materially from those contemplated in any forward-looking statement include, among others, the following:

  actions by rating agencies concerning the credit ratings of ONEOK and ONEOK Partners;
  the effects of weather and other natural phenomena on our operations, including energy sales and prices and demand for pipeline capacity;
  competition from other U.S. and Canadian energy suppliers and transporters as well as alternative forms of energy;
  the capital intensive nature of our businesses;
  the profitability of assets or businesses acquired by us;
  risks of marketing, trading and hedging activities, including the risks of changes in energy prices or the financial condition of our counterparties;
  economic climate and growth in the geographic areas in which we do business;
  the risk of a significant slowdown in growth or decline in the U.S. economy or the risk of delay in growth recovery in the U.S. economy;
  the uncertainty of estimates, including accruals and costs of environmental remediation;
  the timing and extent of changes in commodity prices for natural gas, NGLs, electricity and crude oil;
  the effects of changes in governmental policies and regulatory actions, including changes with respect to income and other taxes, environmental compliance, and authorized rates or recovery of gas and gas transportation costs;
  the impact of recently issued and future accounting pronouncements and other changes in accounting policies;
  the possibility of future terrorist attacks or the possibility or occurrence of an outbreak of, or changes in, hostilities or changes in the political conditions in the Middle East and elsewhere;
  the risk of increased costs for insurance premiums, security or other items as a consequence of terrorist attacks;
  the impact of unforeseen changes in interest rates, equity markets, inflation rates, economic recession and other external factors over which we have no control, including the effect on pension expense and funding resulting from changes in stock and bond market returns;
  risks associated with pending or possible acquisitions and dispositions, including our ability to finance or integrate any such acquisitions and any regulatory delay or conditions imposed by regulatory bodies in connection with any such acquisitions and dispositions;
  the results of administrative proceedings and litigation, regulatory actions and receipt of expected regulatory clearances involving the OCC, KCC, Texas regulatory authorities or any other local, state or federal regulatory body, including the FERC;
  our ability to access capital at competitive rates or on terms acceptable to us;
  risks associated with adequate supply to our gas gathering and processing, fractionation and pipeline facilities, including production declines which outpace new drilling;
  the risk that material weaknesses or significant deficiencies in our internal controls over financial reporting could emerge or that minor problems could become significant;
  the impact of the outcome of pending and future litigation;
  the possible loss of gas distribution franchises or other adverse effects caused by the actions of municipalities;
  the impact of unsold pipeline capacity being greater or less than expected;
  the ability to market pipeline capacity on favorable terms, including the effects of:
    future demand for and prices of natural gas;
    competitive conditions in the overall natural gas and electricity markets;
    availability of supplies of Canadian and U.S. natural gas;
    availability of additional storage capacity;
    weather conditions; and
    competitive developments by Canadian and U.S. natural gas transmission peers;
  performance of contractual obligations by our customers and shippers;
  the ability to recover operating costs and amounts equivalent to income taxes, costs of property, plant and equipment and regulatory assets in our state and FERC-regulated rates;
  timely receipt of approval by applicable governmental entities for construction and operation of our pipeline projects and required regulatory clearances;
  our ability to acquire all necessary rights-of-way permits and consents in a timely manner, our ability to promptly obtain all necessary materials and supplies required for construction and our ability to construct pipelines without labor or contractor problems;
  our ability to promptly obtain all necessary materials and supplies required for construction of gathering, processing and transportation facilities;
  our ability to control construction costs and completion schedules of our pipeline projects and other projects;
  the composition and quality of the natural gas we gather and process in our plants and transport on our pipelines;
  the efficiency of our plants in processing natural gas and extracting NGLs;
  the mechanical integrity of facilities operated;
  demand for our services in the proximity of our facilities;
  the impact of potential impairment charges;
  our ability to control operating costs;
  the risk inherent in the use of information systems in our respective businesses, implementation of new software and hardware, and the impact on the timeliness of information for financial reporting;
  acts of nature, sabotage, terrorism or other similar acts causing damage to our facilities or our suppliers' or shippers' facilities; and
  the risk factors listed in the reports we have filed and may file with the SEC, which are incorporated by reference. OKE-FI